Fees Summary	Mar. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 288,369,400.00
Previously Paid Amount	0.00
Total Fee Amount	44,149.36
Total Offset Amount	0.00
Net Fee	$ 44,149.36
Final Prospectus	false